Residential Asset Securities Corporation
Depositor

RASC Series 2007-KS4 Trust
Issuing Entity

Home Equity Mortgage Asset-Backed Pass-Through Certificates,
Series 2007-KS4

$235,875,000 (Approximate)

Subject to Revision

April 18, 2007

ABS Informational and Computational Materials

Copyright  2007 J.P.  Morgan  Chase & Co. - All  rights  reserved.  J.P.  Morgan
Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities  named in the attached  materials.
Information has been obtained from sources  believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our  judgment as of the date of this  material  and are subject to change.  Past performance is not indicative of future  results.  This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument in any state where such offer,  solicitation  or sale would be unlawful prior to registration or  qualification.  Securities or financial  instruments  mentioned herein may not be suitable for all investors.  The recipient of these  materials must make its own  independent  decisions  regarding any securities or financial instruments  mentioned  herein.  J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates  generally act as a market maker in the financial  instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender  to such  issuer.  J.P.  Morgan  Chase & Co.  and/or  its  affiliates, subsidiaries  or employees  may hold a position in any  securities  or financial instruments  mentioned  herein.  Clients  should  contact  analysts  and execute transactions  through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

THE  INFORMATION   CONTAINED  HEREIN  IS  ABS  INFORMATIONAL  AND  COMPUTATIONAL
MATERIALS  USED IN  RELIANCE  ON RULE  167 OF THE  SECURITIES  ACT OF  1933,  AS
AMENDED. NONE OF THE ISSUING ENTITY,  SPONSOR OR DEPOSITOR OF THE SECURITIES NOR
ANY OF THEIR AFFILIATES PREPARED, PROVIDED, APPROVED OR VERIFIED ANY STATISTICAL
OR NUMERICAL  INFORMATION  PRESENTED  HEREIN,  ALTHOUGH THAT  INFORMATION MAY BE
BASED IN PART ON LOAN LEVEL DATA  PROVIDED BY THE  DEPOSITOR OR ITS  AFFILIATES.
INVESTORS ARE URGED TO READ THE BASE  PROSPECTUS AND THE  PROSPECTUS  SUPPLEMENT
AND  OTHER  RELEVANT  DOCUMENTS  FILED OR TO BE FILED  WITH THE  SECURITIES  AND
EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  SUCH DOCUMENTS
MAY BE OBTAINED  WITHOUT  CHARGE AT THE  SECURITIES  AND  EXCHANGE  COMMISSION'S
WEBSITE.  ONCE AVAILABLE,  THE BASE PROSPECTUS AND PROSPECTUS  SUPPLEMENT MAY BE
OBTAINED  WITHOUT CHARGE BY CONTACTING THE J.P. MORGAN  SECURITIES INC.  TRADING
DESK AT (212) 834-4154.  THE DEPOSITOR HAS FILED THE REGISTRATION STATEMENT FILE
NUMBER  333-140611 WITH THE SECURITIES AND EXCHANGE  COMMISSION,  OR COMMISSION.
THE  REGISTRATION  STATEMENT  AND THE  EXHIBITS  THERETO,  AND REPORTS AND OTHER
INFORMATION FILED BY THE DEPOSITOR  PURSUANT TO THE EXCHANGE ACT CAN BE READ AND
COPIED  AT  THE  COMMISSION'S  PUBLIC  REFERENCE  ROOM  AT 100 F  STREET,  N.E.,
WASHINGTON,  D.C. 20549.  THE PUBLIC MAY OBTAIN  INFORMATION ON THE OPERATION OF
THE PUBLIC  REFERENCE  ROOM BY CALLING  THE  COMMISSION  AT  1-800-SEC-0330.  IN
ADDITION, THE COMMISSION MAINTAINS AN INTERNET SITE THAT CONTAINS REPORTS, PROXY
AND INFORMATION  STATEMENTS,  AND OTHER INFORMATION  REGARDING ISSUERS THAT FILE
ELECTRONICALLY  WITH THE COMMISSION AT  HTTP://WWW.SEC.GOV.  FOR PURPOSES OF ANY
ELECTRONIC VERSION OF THESE ABS INFORMATIONAL AND COMPUTATIONAL  MATERIALS,  THE
PRECEDING  UNIFORM RESOURCE  LOCATOR,  OR URL, IS AN INACTIVE TEXTUAL  REFERENCE
ONLY.  WE HAVE TAKEN STEPS TO ENSURE THAT THIS URL REFERENCE WAS INACTIVE AT THE
TIME  THE  ELECTRONIC  VERSION  OF THESE  ABS  INFORMATIONAL  AND  COMPUTATIONAL
MATERIALS,  THE  PRECEDING  UNIFORM  RESOURCE  LOCATOR,  OR URL,  IS AN INACTIVE
TEXTUAL  REFERENCE  ONLY.  WE HAVE TAKEN STEPS TO ENSURE THAT THIS URL REFERENCE
WAS INACTIVE AT THE TIME THE ELECTRONIC  VERSION OF THESE ABS  INFORMATIONAL AND
COMPUTATIONAL  MATERIALS WAS CREATED.  THIS  COMMUNICATION  DOES NOT CONTAIN ALL
INFORMATION  THAT IS  REQUIRED TO BE  INCLUDED  IN THE BASE  PROSPECTUS  AND THE
PROSPECTUS  SUPPLEMENT.  THE  INFORMATION  CONTAINED  IN THIS  COMMUNICATION  IS
PRELIMINARY AND IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME.
YOU SHOULD  CONSULT YOUR OWN COUNSEL,  ACCOUNTANT  AND OTHER  ADVISORS AS TO THE
LEGAL,  TAX,  BUSINESS,  FINANCIAL  AND  RELATED  ASPECTS OF A PURCHASE OF THESE
SECURITIES.   THE  INFORMATION  IN  THIS  COMMUNICATION  SUPERSEDES  INFORMATION
CONTAINED IN ANY PRIOR SIMILAR COMMUNICATION RELATING TO THESE SECURITIES.  THIS
COMMUNICATION IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THESE
SECURITIES IN ANY STATE WHERE SUCH OFFER, SOLICITATION OR SALE IS NOT PERMITTED.
THIS  INFORMATION  IS  FURNISHED TO YOU BY JPMORGAN AND NOT BY THE ISSUER OF THE
SECURITIES OR ANY OF ITS  AFFILIATES.  JPMORGAN IS ACTING AS UNDERWRITER AND NOT
ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN

                                                                                                                                      2
                                                                                      ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS FOR
                                                                                                             RASC SERIES 2007-KS4 TRUST
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $235,875,000 (APPROXIMATE)

                                                        SEC FILE NO. 333-140611

                                                     RESIDENTIAL FUNDING COMPANY, LLC
                                                        Master Servicer and Sponsor

                                                 RESIDENTIAL ASSET SECURITIES CORPORATION
                                                                 Depositor

                                                      RASC SERIES 2007-KS4 TRUST
                                                            Issuing Entity

                                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                              SERIES 2007-KS4

                                                      $235,875,000 (APPROXIMATE)

                                                          Subject to Revision

                                                            April 17, 2007

                                             ABS Informational and Computational Materials

Copyright  2007 J.P.  Morgan  Chase & Co. - All  rights  reserved.  J.P.  Morgan  Securities  Inc.  (JPMorgan),  member  NYSE and SIPC.
JPMorgan is the marketing  name used by the specific  legal entity or entities named in the attached  materials.  Information  has been obtained  from sources  believed to be reliable but JPMorgan  does not warrant its  completeness  or accuracy.  Opinions and  estimates constitute  our judgment as of the date of this  material  and are subject to change.  Past  performance  is not  indicative  of future results.  This material is not intended as an offer or solicitation  for the purchase or sale of any financial  instrument in any state where such offer,  solicitation or sale would be unlawful prior to registration or qualification.  Securities or financial  instruments mentioned  herein may not be suitable for all  investors.  The recipient of these  materials  must make its own  independent  decisions regarding any securities or financial  instruments  mentioned  herein.  J.P. Morgan Chase & Co. and/or its  subsidiaries and affiliates generally act as a market maker in the financial  instruments  of any issuer  discussed  herein and may act as  underwriter,  placement agent,  advisor or lender to such  issuer.  J.P.  Morgan  Chase & Co.  and/or its  affiliates,  subsidiaries  or  employees  may hold a position in any  securities or financial  instruments  mentioned  herein.  Clients  should  contact  analysts and execute  transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

THE INFORMATION  CONTAINED HEREIN IS ABS INFORMATIONAL  AND COMPUTATIONAL  MATERIALS USED IN RELIANCE ON RULE 167 OF THE SECURITIES ACT
OF 1933,  AS AMENDED.  NONE OF THE ISSUING  ENTITY,  SPONSOR OR  DEPOSITOR  OF THE  SECURITIES  NOR ANY OF THEIR  AFFILIATES  PREPARED,
PROVIDED,  APPROVED OR VERIFIED ANY STATISTICAL OR NUMERICAL  INFORMATION  PRESENTED HEREIN,  ALTHOUGH THAT INFORMATION MAY BE BASED IN
PART ON LOAN LEVEL DATA PROVIDED BY THE DEPOSITOR OR ITS AFFILIATES.
INVESTORS ARE URGED TO READ THE BASE  PROSPECTUS AND THE PROSPECTUS  SUPPLEMENT AND OTHER RELEVANT  DOCUMENTS FILED OR TO BE FILED WITH
THE SECURITIES AND EXCHANGE  COMMISSION  BECAUSE THEY CONTAIN IMPORTANT  INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT
THE SECURITIES  AND EXCHANGE  COMMISSION'S  WEBSITE.  ONCE  AVAILABLE,  THE BASE  PROSPECTUS AND PROSPECTUS  SUPPLEMENT MAY BE OBTAINED
WITHOUT CHARGE BY CONTACTING THE J.P. MORGAN SECURITIES INC. TRADING DESK AT (212) 834-4154.
THE  DEPOSITOR  HAS FILED  THE  REGISTRATION  STATEMENT  FILE  NUMBER  333-140611  WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION,  OR
COMMISSION.  THE REGISTRATION  STATEMENT AND THE EXHIBITS THERETO,  AND REPORTS AND OTHER  INFORMATION FILED BY THE DEPOSITOR  PURSUANT
TO THE EXCHANGE ACT CAN BE READ AND COPIED AT THE COMMISSION'S  PUBLIC REFERENCE ROOM AT 100 F STREET,  N.E.,  WASHINGTON,  D.C. 20549.
THE PUBLIC MAY OBTAIN  INFORMATION  ON THE  OPERATION OF THE PUBLIC  REFERENCE  ROOM BY CALLING THE  COMMISSION AT  1-800-SEC-0330.  IN
ADDITION,  THE COMMISSION  MAINTAINS AN INTERNET SITE THAT CONTAINS REPORTS,  PROXY AND INFORMATION  STATEMENTS,  AND OTHER INFORMATION
REGARDING  ISSUERS THAT FILE  ELECTRONICALLY  WITH THE  COMMISSION AT  HTTP://WWW.SEC.GOV.  FOR PURPOSES OF ANY  ELECTRONIC  VERSION OF
THESE ABS INFORMATIONAL AND COMPUTATIONAL  MATERIALS,  THE PRECEDING UNIFORM RESOURCE LOCATOR, OR URL, IS AN INACTIVE TEXTUAL REFERENCE
ONLY.  WE HAVE  TAKEN  STEPS  TO  ENSURE  THAT  THIS URL  REFERENCE  WAS  INACTIVE  AT THE TIME THE  ELECTRONIC  VERSION  OF THESE  ABS
INFORMATIONAL AND COMPUTATIONAL MATERIALS WAS CREATED.
THIS  COMMUNICATION  DOES NOT CONTAIN ALL  INFORMATION  THAT IS REQUIRED  TO BE  INCLUDED  IN THE BASE  PROSPECTUS  AND THE  PROSPECTUS
SUPPLEMENT.
THE INFORMATION  CONTAINED IN THIS  COMMUNICATION  IS PRELIMINARY AND IS SUBJECT TO CHANGE,  COMPLETION OR AMENDMENT FROM TIME TO TIME.
YOU SHOULD CONSULT YOUR OWN COUNSEL,  ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS,  FINANCIAL AND RELATED ASPECTS OF A
PURCHASE OF THESE SECURITIES.
THE  INFORMATION  IN THIS  COMMUNICATION  SUPERSEDES  INFORMATION  CONTAINED  IN ANY  PRIOR  SIMILAR  COMMUNICATION  RELATING  TO THESE
SECURITIES.
THIS  COMMUNICATION  IS NOT AN OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY THESE  SECURITIES  IN ANY STATE  WHERE SUCH  OFFER,
SOLICITATION OR SALE IS NOT PERMITTED.
THIS  INFORMATION  IS  FURNISHED  TO YOU BY JPMORGAN  AND NOT BY THE ISSUER OF THE  SECURITIES  OR ANY OF ITS  AFFILIATES.  JPMORGAN IS
ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMORGAN

ABS INFORMATIONAL AND COMPUTATIONAL MATERIALS

PART I OF II

$235,875,000 (APPROXIMATE)

                                                                                                                     April 16, 2007

EXPECTED TIMING:                  Pricing Date:                         On or about April 19, 2007
                                  Settlement Date:                      On or about April 27, 2007
                                  First Payment Date:                   May 25, 2007

                                                      RASC SERIES 2007-KS4 TRUST

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                      $235,875,000 (APPROXIMATE)
                                                          SUBJECT TO REVISION

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CLASS                APPROXIMATE SIZE($)(1)       INTEREST TYPE        PRINCIPAL TYPE         EXPECTED WAL         EXPECTED PRINCIPAL         FINAL SCHEDULED         EXPECTED RATING
                                                                                                                         WINDOW
                                                                                                                      (MONTHS)(2)
                                                                                            (YRS)(2) CALL/MAT           CALL/MAT          DISTRIBUTION DATE((6))      (MOODY'S / S&P )
------------------- -------------------------- -------------------- --------------------- ---------------------- ----------------------- -------------------------- ---------------------
A-1 (3) (4)               $103,900,000              Floating               SR SEQ              1.00 / 1.00          1 - 22 / 1 - 22             April 2030               Aaa / AAA
A-2 (3) (4)                $29,400,000              Floating               SR SEQ              2.00 / 2.00         22 - 27 / 22 - 27           February 2033             Aaa / AAA
A-3 (3) (4)                $34,300,000              Floating               SR SEQ              3.00 / 3.00         27 - 68 / 27 - 68           November 2036             Aaa / AAA
A-4 (3) (4)                $15,275,000              Floating               SR SEQ              6.39 / 8.43         68 - 78 / 68 - 184            May 2037                Aaa / AAA
M-1S (3) (4) (5)           $11,250,000              Floating              MEZ SEQ              3.99 / 3.99         44 - 53 / 44 - 53             May 2037               [Aa1] / AA+
M-2S  (3) (4) (5)          $11,625,000              Floating              MEZ SEQ              5.14 / 5.16         53 - 78 / 53 - 84             May 2037                [Aa2] / AA
M-3S  (3) (4) (5)          $4,500,000               Floating              MEZ SEQ              6.49 / 9.52         78 - 78 / 84 - 162            May 2037               [Aa3] / AA-
M-4  (3) (4) (5)           $5,625,000               Floating                MEZ                4.60 / 5.08         42 - 78 / 42 - 143            May 2037                [A1] / A+
M-5  (3) (4) (5)           $4,875,000               Floating                MEZ                4.55 / 5.01         41 - 78 / 41 - 137            May 2037                 [A2] / A
M-6  (3) (4) (5)           $3,500,000               Floating                MEZ                4.52 / 4.97         40 - 78 / 40 - 132            May 2037                [A3] / A-
M-7  (3) (4) (5)           $4,875,000               Floating                MEZ                4.50 / 4.91         39 - 78 / 39 - 127            May 2037              [Baa1] / BBB+
M-8  (3) (4) (5)           $2,875,000               Floating                MEZ                4.47 / 4.85         39 - 78 / 39 - 120            May 2037               [Baa2] / BBB
M-9  (3) (4) (5)           $3,875,000               Floating                MEZ                4.46 / 4.80         38 - 78 / 38 - 114            May 2037              [Baa3] / BBB-
------------------- -------------------------- -------------------- --------------------- ---------------------- ----------------------- -------------------------- ---------------------
TOTAL                       $235,875,000
------------------- -------------------------- -------------------- --------------------- ---------------------- ----------------------- -------------------------- ---------------------

      NOTES:
(1)      Class sizes subject to a 5% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30%
         CPR in month 12 and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter,
         35% CPR).
(3)      The pass-through rate on each class of Class A Certificates and Class M Certificates will be equal to the least of (i)
         one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A Certificates will double and the margin on the Class M
         Certificates will be 1.5 times the original margin, beginning on the second Distribution Date after the first possible optional termination date.
(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)      For Class A-1 through Class A-3 Certificates, calculated at 0% CPR, to maturity.  For Class A-4 and Class M Certificates calculated as the latest maturity date for any mortgage loan plus one month.

 REPRESENTATIONS & WARRANTIES:                    RFC will make a representation  and warranty that each mortgaged  property is free of damage and in good repair as of the  closing  date.  In the event that a mortgaged  property is damaged as of the closing  date and that damage materially adversely affects the value of the mortgaged property or of the interest of the  certificateholders  in the related mortgaged loan, RFC will be required to repurchase the related mortgage loan from the trust.
 CERTIFICATES:                                    The Class A-1 Certificates,  Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates (the "Class
                                                  A Certificates").

                                                  The Class M-1S  Certificates,  Class M-2S Certificates and Class M-3S Certificates are referred to collectively as the "Sequential Class M Certificates."
                                                  The Class M-1S Certificates,  Class M-2S Certificates,  Class M-3S Certificates, Class M-4 Certificates, Class M-5
                                                  Certificates,  Class M-6 Certificates,  Class M-7 Certificates,  Class M-8 Certificates and Class M-9 Certificates
                                                  (the "Class M  Certificates")  together  with the Class A  Certificates,  are  referred to herein as the  "Offered
                                                  Certificates."

                                                  The Offered Certificates will be offered pursuant to the Prospectus Supplement described below.

 DEPOSITOR:                                       Residential Asset Securities Corporation ("RASC"), an affiliate of Residential Funding Company, LLC.

 SEC REGISTRATION NUMBER:                         333-140611

 SELLER AND MASTER SERVICER:                      Residential Funding Company, LLC (the "Seller", "Master Servicer" or "RFC").
 SUB-SERVICERS:                                    Homecomings Financial, LLC, an affiliate of RFC, will be the servicer for approximately 73.51% of the Mortgage
                                                   Loans.  GMAC Mortgage, LLC, an affiliate of RFC, will be the servicer for approximately 26.49% of the Mortgage
                                                   Loans.

 TRUSTEE AND SUPPLEMENTAL INTEREST TRUST          LaSalle Bank National Association
 TRUSTEE:

 SWAP COUNTERPARTY:                               Bear Stearns Financial Products

 LEAD UNDERWRITER:                                J.P. Morgan Securities Inc.

 CO-MANAGER                                       Residential Funding Securities, LLC.

 CUT-OFF DATE:                                    April 1, 2007.

 CLOSING DATE:                                    On or about April 27, 2007.

 DISTRIBUTION DATES:                              The 25th day of each month (if such day is not a business day, the first  business day  thereafter)  commencing in
                                                  May 2007.

 FORM OF CERTIFICATES:                            The Offered  Certificates  will be available in book-entry  form through DTC / Euroclear / Clearstream in same day funds.

 MINIMUM DENOMINATIONS:                           The Class A Certificates  and the Class M Certificates  will be offered in minimum  denominations  of $100,000 and integral multiples of $1 in excess thereof.

  TAX STATUS:                                     The Offered  Certificates  (exclusive of any right to receive amounts in respect of Basis Risk Shortfall) will be designated  as regular  interests  in a REMIC and, as such,  will be treated as debt  instruments  of a REMIC for federal income tax purposes.

  ERISA ELIGIBILITY:                               Subject to the considerations  contained in the base prospectus,  the Offered  Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets.
                                                   In  addition,  prior  to  the  termination  of  the  Supplemental  Interest  Trust,  the  Offered  Certificates
                                                   may only be  purchased  by  persons  investing  assets  of  employee  benefit  plans or  individual  retirement accounts  assets  if such  person  qualifies  for  the  relief  available  under  one or more of the  following investor-based exemptions:

                                                 o        Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding transactions negotiated by independent "qualified professional asset managers";

                                                 o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                                                 o        PTCE 91-38, regarding investments by bank collective investment funds;

                                                 o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                                 o        PTCE 96-23, regarding transactions negotiated by certain "in-house asset managers".

                                                  See "ERISA Considerations" in the base prospectus.

  SMMEA ELIGIBILITY:                              The Offered  Certificates  are not  expected to  constitute  "mortgage  related  securities"  for purposes of the
                                                  Secondary Mortgage Market Enhancement Act of 1984.

  OPTIONAL TERMINATION DATE:                      If the aggregate  principal balance of the Mortgage Loans after giving effect to distributions to be made on that
                                                  Distribution  Date  falls  below  10% of the  aggregate  principal  balance  as of the  Cut-off  Date  ("Optional
                                                  Termination Date"), the holders of the call rights may terminate the trust.
  MORTGAGE LOANS:                                 The mortgage pool will consist of fixed-rate  and  adjustable-rate  subprime  Mortgage Loans secured by first and second liens on mortgaged properties.

                                                  The Mortgage Loans have an approximate aggregate principal balance of $252,209,444 as of the Cut-off Date.
                                                  Approximately  29.19% of the Mortgage  Loans were  originated by  Homecomings  Financial,  LLC, which is a seller affiliated with RFC.

                                                  Approximately 26.51% of the Mortgage Loans were purchased from New Century Mortgage Corporation,  which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.
  SILENT SECONDS:                                 The mortgaged  properties  relating to  approximately  13.64% of the  first-lien  Mortgage Loans are subject to a second-lien  mortgage loan  ("Silent  Second") that was  originated at the same time as the  first-lien  mortgage loan. The weighted average combined original  loan-to-value  ratio of the Mortgage Loans,  including the Mortgage
                                                  Loans subject to Silent Seconds, is  85.03%

  PERFORMANCE INFORMATION:                        Performance information for certain RFC transactions is currently available at www.gmacrfcstaticpool.com.
  PREPAYMENT ASSUMPTION:                          Fixed Rate Mortgage Loans:  23% HEP (assumes that  prepayments  start at 2.3% CPR in month one,  increase by 2.3%
                                                  each month to 23% CPR in month 10, and remain constant at 23% CPR thereafter).
                                                  Adjustable Rate Mortgage Loans: 100% PPC (100% PPC prepayment  assumption assumes (i) a constant  prepayment rate of 2% of the then outstanding  principal balance of the adjustable-rate  Mortgage Loans in the first month of the life of the Mortgage Loans,  (ii) an additional  2.545% per annum in each month  thereafter  through the eleventh month,  (iii) a constant  prepayment rate of 30% per annum in the twelfth month through the twenty-second  month,
                                                  (iv) a constant  prepayment rate of 50% per annum in the twenty-third month through the twenty-seventh  month and
                                                  (v) a constant prepayment rate of 35% per annum thereafter).

  BASIS RISK SHORTFALL:                           With respect to any class of Class A Certificates or Class M Certificates and any  Distribution  Date on which the
                                                  Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates,  an amount equal to the excess of (i) accrued  certificate  interest for that class  calculated at a rate (not to exceed 14.00% per annum)
                                                  equal to  One-Month  LIBOR  plus the  related  margin,  over (ii)  accrued  certificate  interest  for that  class calculated using the Net WAC Cap Rate.

  BASIS RISK SHORTFALL CARRY-FORWARD AMOUNTS:     With respect to any class of Class A Certificates  or Class M Certificates  and any  Distribution  Date, an amount equal to the  aggregate  amount of Basis Risk  Shortfall  on that  Distribution  Date,  plus any unpaid Basis Risk
                                                  Shortfall from prior  Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed by Excess
                                                  Cash Flow, at a rate equal to the related pass-through rate for that class.

  RELIEF ACT SHORTFALLS:                          With respect to any  Distribution  Date,  the shortfall,  if any, in  collections  of interest  resulting from the
                                                  Servicemembers  Civil Relief Act or any similar  legislation or regulation.  Relief Act Shortfalls will be covered by available  Excess Cash Flow in the current  period  only.  Any Relief Act  Shortfalls  allocated to the Offered
                                                  Certificates  for the current  period not covered by Excess  Cash Flow in the current  period will remain  unpaid.
                                                  Relief Act Shortfalls will be allocated on a pro rata basis among the Offered Certificates.

  AVAILABLE DISTRIBUTION AMOUNT:                  For any Distribution  Date, an amount (net of (i) amounts  reimbursable to the Master Servicer and any subservicer
                                                  (ii) any  net  swap  payments  to the  swap  counterparty  and  (iii)  any  Swap  Termination  Payment  not due to
                                                  a Swap Counterparty Trigger Event)  equal to (a) the  aggregate amount of scheduled payments on the Mortgage Loans due during the related due period and received on or prior to the related  determination  date, after deduction of the master  servicing  fees and  subservicing  fees in respect of the Mortgage Loans for that  Distribution  Date,
                                                  (b) unscheduled payments, including mortgagor prepayments on the Mortgage Loans, insurance proceeds,  liquidation
                                                  proceeds  and subsequent   recoveries from the Mortgage Loans, and proceeds from repurchases of and  substitutions for the  Mortgage  Loans  occurring  during the  preceding  calendar  month,  and (c) all  Advances  made for that
                                                  Distribution  Date in respect of the Mortgage  Loans.  A more detailed  description of the Available  Distribution
                                                  Amount is set forth in the preliminary prospectus supplement, including additional amounts which may be included.

  CREDIT ENHANCEMENT:                             A.  EXCESS CASH FLOW

                                                  For any Distribution Date, the sum of (i) the excess of the available  distribution amount over the sum of (a) the
                                                  interest   distribution  amount  for  the  certificates  and  (b)  the  principal   remittance  amount,  (ii)  any
                                                  overcollateralization  reduction  amount,  and (iii) any net swap payments  received by the Supplemental  Interest
                                                  Trust under the Swap  Agreement for that  Distribution  Date.  Excess Cash Flow may be used to protect the Class A
                                                  Certificates  and Class M Certificates  against  realized  losses by making an additional  payment of principal to cover the amount of the realized losses.

                                                  Excess spread is initially equal to approximately 335 basis points per annum.

                                                  * - Excess Spread is calculated on a 30/360 basis and at the Pricing Speed Assumption.

B.  OVERCOLLATERALIZATION ("OC")

        ------------------------------------------------------------------- ---------------------
         Initial (% Orig.)                                                   5.65%
         OC Target (% Orig.)                                                 5.65%
         Stepdown OC Target (% Current)(1)                                   11.30%
         OC Floor (% Orig.)                                                  0.50%
        ------------------------------------------------------------------- ---------------------
        (1)  SUBJECT  TO  CERTAIN  TRIGGER  EVENTS  AS  SPECIFIED  HEREIN

         C.  SUBORDINATION
         If the Class M Certificates  remain  outstanding,  losses on the
         Mortgage  Loans  which are not  covered  by Excess  Cash Flow or
         overcollateralization   will  be  first  allocated  to  Class  M
         Certificates  with the  lowest  payment  priority  in each  case until the Certificate  Principal Balance is reduced to zero, and the other classes of  certificates  will not bear any portion of such losses,  except as described in the preliminary  prospectus
         supplement.   If  none  of  the   Class   M   Certificates   are
         outstanding   and  if  there   is  no   Excess   Cash   Flow  or
         overcollateralization,  all such losses will be allocated to the
         Class A Certificates as described in the Preliminary  Prospectus
         Supplement.

         D.  SWAP AGREEMENT
         Credit  enhancement  for the  Class A  Certificates  and Class M
         Certificates  will  include Net Swap  Payments  made by the Swap
         Counterparty   to  the   Supplemental   Interest  Trust  Trustee
         pursuant  to  the  Swap  Agreement.   The  Swap  Agreement  will
         terminate after the Distribution Date in April 2011.

  EXPECTED CREDIT SUPPORT PERCENTAGE:

 ------------------------- ------------------------------------ ---------------- ----------------------
                                                                Initial Credit      After Step-Down
                              Expected rating (Moody's / S&P)       Support            Support*
 ------------------------- ------------------------------------ ---------------- ----------------------
 ------------------------- ------------------------------------
 Class A                                Aaa / AAA                        26.85%         53.70%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-1S                            [Aa1] / AA+                       22.35%         44.70%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-2S                            [Aa2] / AA                        17.70%         35.40%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-3S                            [Aa3] / AA-                       15.90%         31.80%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-4                              [A1] / A+                        13.65%         27.30%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-5                              [A2] / A                         11.70%         23.40%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-6                              [A3] / A-                        10.30%         20.60%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-7                            [Baa1] / BBB+                       8.35%         16.70%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-8                            [Baa2] / BBB                        7.20%         14.40%
 ------------------------- ------------------------------------ ---------------- ----------------------
 Class M-9                            [Baa3] / BBB-                       5.65%         11.30%
 ------------------------- ------------------------------------ ---------------- ----------------------

*Approximate  For any class of  Certificates,  the Initial  Credit Support is the aggregate  certificate  principal balance of all Certificates  subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The Initial Credit Support includes overcollateralization.

  SUBORDINATION PERCENTAGE:

 --------------------------- ------------------------------------ ----------------------------
                                  Expected rating/(Moody's / S&P)          Subordination %
 --------------------------- ------------------------------------ ----------------------------
  --------------------------- ------------------------------------ ----------------------------
 Class A                                  Aaa / AAA                         46.30%
 --------------------------- ------------------------------------ ----------------------------
 Class M-1S                              [Aa1] / AA+                        55.30%
 --------------------------- ------------------------------------ ----------------------------
 Class M-2S                              [Aa2] / AA                         64.60%
 --------------------------- ------------------------------------ ----------------------------
 Class M-3S                              [Aa3] / AA-                        68.20%
 --------------------------- ------------------------------------ ----------------------------
 Class M-4                                [A1]/ A+                          72.70%
 --------------------------- ------------------------------------ ----------------------------
 Class M-5                                [A2] / A                          76.60%
 --------------------------- ------------------------------------ ----------------------------
 Class M-6                                [A3] / A-                         79.40%
 --------------------------- ------------------------------------ ----------------------------
 Class M-7                              [Baa1] / BBB+                       83.30%
 --------------------------- ------------------------------------ ----------------------------
 Class M-8                              [Baa2] / BBB                        85.60%
 --------------------------- ------------------------------------ ----------------------------
 Class M-9                              [Baa3] / BBB-                       88.70%
 --------------------------- ------------------------------------ ----------------------------

 PRIORITY OF INTEREST DISTRIBUTIONS:              Interest distributions to the holders of the Certificates will be made generally as follows:

                                                  From the Available Distribution Amount,  distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by  compensating  interest or any Relief Act  Shortfalls) to the holders of Certificates to the extent of the Available  Distribution  Amount as described in the  preliminary  prospectus  supplement  (after payment of the Expense Fee Rate) in the following order of priority:

                                                 (i)      To the Class A Certificates, pro rata;

                                                 (ii)     To the Class M-1S Certificates;

                                                 (iii)    To the Class M-2S Certificates;

                                                 (iv)     To the Class M-3S Certificates;

                                                 (v)      To the Class M-4 Certificates;

                                                 (vi)     To the Class M-5 Certificates;

                                                 (vii)    To the Class M-6 Certificates;

                                                 (viii)   To the Class M-7 Certificates;

                                                 (ix)     To the Class M-8 Certificates; and

                                                 (x)      To the Class M-9 Certificates.
 PRIORITY OF PRINCIPAL DISTRIBUTIONS:
                                                  The Principal Distribution Amount will be distributed as follows:

                                                 (i)      Sequentially,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4  Certificates,  the Class A Principal
                                                                 Distribution Amount, in each case until the certificate  principal balance thereof has been reduced to zero;

                                                 (ii)     Sequentially,   to   the   Class   M-1S   Certificates,    Class   M-2S   Certificates   and   Class   M-3S
                                                                 Certificates,  the  Sequential  Class M  Principal  Distribution  Amount,  in each  case  until the certificate principal balance thereof has been reduced to zero;

                                                 (iii)    To the Class  M-4  Certificates,  the  Class  M-4  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-4 Certificates is reduced to zero;

                                                 (iv)     To the Class  M-5  Certificates,  the  Class  M-5  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-5 Certificates is reduced to zero;

                                                 (v)      To the Class  M-6  Certificates,  the  Class  M-6  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-6 Certificates is reduced to zero;

                                                 (vi)     To the Class  M-7  Certificates,  the  Class  M-7  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-7 Certificates is reduced to zero;

                                                 (vii)    To the Class  M-8  Certificates,  the  Class  M-8  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-8 Certificates is reduced to zero; and

                                                 (viii)   To the Class  M-9  Certificates,  the  Class  M-9  Principal  Distribution  Amount,  until the  certificate principal balance of the Class M-9 Certificates is reduced to zero.
 EXCESS CASH FLOW DISTRIBUTIONS:                 o        From Excess Cash Flow, to pay to holders of the class or classes of  Certificates  then entitled to receive distributions in respect of principal (as described  above),  the principal  portion of realized losses previously allocated  to reduce the  certificate  principal  balance  of any Class A  Certificates  and Class M  Certificates
                                                  remaining unreimbursed, but only to the extent of subsequent recoveries;

                                                 o        From Excess Cash Flow, as part of the Principal  Distribution  Amount, to pay to the holders of the Class A
                                                  Certificates and Class M Certificates in reduction of their certificate principal balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

                                                 o        From Excess Cash Flow, to pay the holders of the Class A Certificates  and Class M Certificates  as part of the Principal  Distribution Amount, any  overcollateralization  increase amount;  provided,  however, that amounts payable in excess of  cumulative  realized  losses shall be limited by an amount equal to the Excess Cash Flow for such distribution date less net swap payments received for such distribution date;

                                                 o        From Excess Cash Flow, to pay the holders of Class A Certificates  and Class M Certificates,  the amount of any prepayment  interest  shortfalls  allocated thereto for that  Distribution  Date, on a pro rata basis based on prepayment  interest  shortfalls  allocated  thereto,  to the extent not covered by the Eligible Master  Servicing
                                                  Compensation on that Distribution Date;

                                                 o        From Excess Cash Flow,  to pay to the holders of the Class A  Certificates  and Class M  Certificates,  any
                                                  prepayment interest  shortfalls  remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

                                                 o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates,  pro rata, and then to the Class
                                                  M  Certificates,  in order of priority,  the amount of any Basis Risk  Shortfall  Carry-Forward  Amount  remaining unpaid as of that Distribution Date;

                                                 o        From Excess Cash Flow,  to pay to the holders of the Class A  Certificates  and Class M  Certificates,  the
                                                  amount of any  Relief Act  Shortfalls  allocated  thereto,  on a pro rata  basis  based on Relief  Act  Shortfalls allocated thereto for that Distribution Date;

                                                 o        From Excess Cash Flow, to pay to the holders of the Class A  Certificates,  pro rata, and then to the Class
                                                  M Certificates,  in order of priority,  the principal portion of any realized losses previously  allocated thereto that remain unreimbursed;

                                                 o        From Excess Cash Flows to pay any swap  termination  payments owed to the Swap  Counterparty  due to a swap counterparty trigger event; and

                                                 o        From  Excess Cash Flow,  to pay to the  holders of the Class SB  Certificates  any  balance  remaining,  in accordance with the terms of the pooling and servicing agreement.

 INTEREST ACCRUAL PERIOD:                         From and  including  the  preceding  Distribution  Date (for the first  accrual  period,  the closing date) to but excluding the current Distribution Date on an actual/360 basis.

 PASS-THROUGH RATES:                              CLASS A  PASS-THROUGH  RATES:  On  each  Distribution  Date,  the  Pass-Through  Rate on  each  class  of  Class A
                                                  Certificates  will be a per annum rate equal to the least of (x) for any  Distribution  Date which occurs prior to the second Distribution Date after the first possible Optional  Termination Date, One-Month LIBOR plus the related margin,  and  beginning  on the second  Distribution  Date after the first  possible  Optional  Termination  Date,
                                                  One-Month LIBOR plus 2 times the related margin, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

                                                  CLASS M  PASS-THROUGH  RATES:  On  each  Distribution  Date,  the  Pass-Through  Rate on  each  class  of  Class M
                                                  Certificates  will be a per annum rate equal to the least of (x) for any  Distribution  Date which occurs prior to the second Distribution Date after the first possible Optional  Termination Date, One-Month LIBOR plus the related margin  for such  class,  and  beginning  on the  second  Distribution  Date  after  the first  possible  Optional
                                                  Termination  Date,  One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Net WAC Cap Rate and
                                                  (z) 14.00% per annum.

  NET WAC CAP RATE:                               With  respect to any  Distribution  Date,  a per annum rate  (which  will not be less than zero)  equal to (i) the product of (a) the  weighted  average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled  payments due on such Mortgage Loans during the related due period, and (b) a fraction expressed as a percentage,  the numerator of which is 30 and the denominator of which is the actual number of days in the related  Interest Accrual Period,  minus (ii) the  product of (a) a fraction  expressed as a percentage the numerator  of  which  is the  amount  of any net  swap  payments  or swap  termination  payment  not due to a swap counterparty  trigger event owed to the Swap  Counterparty  as of such  Distribution  Date and the  denominator of which is the aggregate  Stated  Principal  Balance of the Mortgage Loans as of such  Distribution  Date, and (b) a fraction  expressed as a  percentage,  the  numerator of which is 360 and the  denominator  of which is the actual number of days in the related Interest Accrual Period.

  EXPENSE FEE RATE:                               With respect to any Mortgage  Loan,  the expense fee rate consists of the  servicing  fee for such Mortgage  Loan.
                                                  The servicing fee consists of (a) servicing  compensation  payable to the master servicer for its master servicing activities  and  (b)  subservicing  and  other  related  compensation  payable  to  the  sub  servicer,  including compensation  paid to the Master  Servicer  as the direct  servicer  of a Mortgage  Loan for which there is no sub servicer.

  NET MORTGAGE RATE:                              With respect to any Mortgage Loan, the mortgage rate minus the Expense Fee Rate.
  ELIGIBLE MASTER SERVICING COMPENSATION:         With respect to any Distribution  Date, the lesser of (i) one twelfth of 0.125% of the stated principal balance of the Mortgage Loans  immediately  preceding  that  Distribution  Date and (ii) the sum of the Master  Servicing fee
                                                  payable to the Master Servicer in respect of its master servicing  activities and reinvestment  income received by the Master Servicer on amounts payable on that Distribution Date.
  ADVANCES:                                       The Master Servicer will advance  delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan.

  SENIOR ENHANCEMENT  PERCENTAGE:                 On any Distribution  Date, the Senior Enhancement  Percentage will be equal to a fraction,  the numerator of which is the sum of (x) the aggregate  certificate  principal  balance of the Class M Certificates  immediately prior to that  Distribution  Date and (y) the  Overcollateralization  Amount,  for purposes of this definition  only, after taking into  account the  Principal  Remittance  Amount,  and the  denominator  of which is the  aggregate  stated
                                                  principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.
 TRIGGER EVENT:

                                                  A Trigger Event is in effect on any Distribution  Date on or after the Stepbalance of the Mortgage Loans as of the average of the Sixty-Plus  Delinquency  Percentage equals or exceeds 29.80%
                                                  for that Distribution  Date or (ii) on or after the Distribution  Date in M on the Mortgage Loans as a percentage of the initial  aggregate  principal
                                                  Cut-off Date exceed the following amounts:

                                                                                                     LOSS TRIGGER            h thereafter

                                                 Months 25-36
                                                 1.70%  in the first month plus an additional 1/12th of 2.10%  for every month thereafter

                                                 Months 37-48
                                                 3.80%  in the first month plus an additional 1/12th of 2.15%  for every month thereafter

                                                 Months 49-60
                                                 5.95%  in the first month plus an additional 1/12th of 1.70%  for every month thereafter

                                                 Months 61-72
                                                 7.65%  in the first month plus an additional 1/12th of 1.00%  for every month thereafter

                                                 Months 73-84
                                                 8.65%  in the first month plus an additional 1/12th of 0.05%  for every mont

                                                 Months 85 and thereafter
                                                 8.70%

SIXTY-PLUS DELINQUENCY PERCENTAGE:                With respect to any Distribution Date, the fraction,  expressed as a percentage, equal to (x) the aggregate stated
                                                  principal  balance of the Mortgage Loans that are 60 or more days  delinquent in payment of principal and interest for that  Distribution  Date,  including  Mortgage  Loans in  foreclosure  and REO, over (y) the aggregate  stated
                                                  principal balance of all of the Mortgage Loans immediately preceding that Distribution Date.

PRINCIPAL REMITTANCE AMOUNT:                      For any Distribution  Date, the sum of the following  amounts:  (i) the principal portion of all scheduled monthly payments on the Mortgage  Loans  received or advanced  with respect to the related due period;  (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution,  amounts representing a principal  adjustment as required in the pooling and servicing  agreement  during the preceding  calendar month;
                                                  and (iii) the principal  portion of all other  unscheduled  collections  received on the Mortgage Loans during the preceding  calendar month  including,  without  limitation,  full and partial  principal  prepayments  made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

 PRINCIPAL DISTRIBUTION AMOUNT:                   On any Distribution Date, the lesser of (a) the excess of (i) the Available  Distribution Amount plus with respect to clauses (v) and (vi) of clause (b) amounts received by the  supplemental  interest trust trustee under the Swap
                                                  Agreement for that  Distribution  Date to the extent set forth in the second and third bullet points under "Excess
                                                  Cash Flow Distributions"  above, over (ii) the interest distribution amount and (b) the aggregate amount described below:

                                                 (i)      the principal  portion of all scheduled  monthly  payments on the Mortgage  Loans received or advanced with respect to the related due period;

                                                 (ii)     the  principal  portion  of all  proceeds  of the  repurchase  of  Mortgage  Loans,  or,  in the  case of a substitution,  amounts  representing  a  principal  adjustment,  as  required  by the pooling and servicing agreement during the preceding calendar month;

                                                 (iii)    the principal portion of all other unscheduled  collections other than subsequent  recoveries,  received on the Mortgage  Loans during the  preceding  calendar  month,  or deemed to be received  during the preceding calendar month, including,  without limitation,  full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month;

                                                 (iv)     the lesser of (a) subsequent  recoveries for that  Distribution  Date and (b) the principal  portion of any realized  losses  allocated  to any  class  of  certificates  on a prior  Distribution  Date  and remaining unpaid;

                                                 (v)      the lesser of (a) the Excess Cash Flow for that  Distribution  Date,  to the extent not used in clause (iv)
                                                                   above on such  Distribution  Date, and (b) the principal portion of any realized losses incurred, or deemed to have been  incurred,  on any Mortgage  Loans in the calendar  month  preceding  that
                                                                   Distribution  Date to the  extent  covered  by  Excess  Cash Flow for that  Distribution  Date as described under "--Excess Cash Flow Distributions" above; and,

                                                 (vi)     the lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent not used  pursuant  to
                                                                   clauses   (iv)  and  (v)  above  on  such   Distribution   Date,   and  (b)  the  amount  of  any
                                                                   overcollateralization  increase  amount  for that  Distribution  Date;  provided,  however,  that amounts  payable in excess of cumulative  realized  losses shall be limited by an amount equal to the  Excess  Cash  Flow for such  distribution  date  less net swap  payments  received  for such distribution date; minus,

                                                 (vii)    the amount of any overcollateralization reduction amount for that Distribution Date; and,

                                                 (viii)   any capitalization reimbursement amount.

                                                  In no event will the Principal  Distribution Amount on any Distribution Date be less than zero or greater than the outstanding aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

 CLASS A PRINCIPAL DISTRIBUTION AMOUNT:           With  respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a
                                                  Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
                                                  Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of (a) the Principal  Distribution  Amount for that  Distribution Date and (b) the excess, if any, of (x)
                                                  the aggregate certificate  principal balance of the Class A Certificates  immediately prior to that Distribution
                                                  Date over (y) the  lesser of (i) the  product  of the  applicable  Subordination  Percentage  and the  principal balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date and
                                                  (ii) the aggregate  stated principal  balance of the Mortgage Loans after giving affect to the  distributions to be made on such Distribution Date minus the OC Floor.

SEQUENTIAL CLASS M PRINCIPAL DISTRIBUTION          With  respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
AMOUNT:                                            Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that
                                                   Distribution  Date after  distribution  of the Class A  Principal  Distribution  Amount or (ii) on or after the
                                                   Stepdown date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of (a) the remaining
                                                   Principal  Distribution  Amount  for  that  Distribution  Date  after  distribution  of the  Class A  Principal
                                                   Distribution  Amount  and (b) the  excess of (x) the sum of (i) the  aggregate  certificate  principal  balance
                                                   of  the  Class  A  Certificates   after  taking  into  account  the  distribution  of  the  Class  A  Principal
                                                   Distribution  Amount  and  (ii)  the  aggregate  certificate  principal  balance  of  the  Sequential  Class  M
                                                   Certificates  immediately  prior to that  Distribution Date over (y) the lesser of (i) the product of the Class
                                                   M-3S  Subordination  Percentage  and the stated  principal  balance of the Mortgage  Loans after giving  effect to distributions to be made on that  Distribution  Date and (ii) the aggregate stated principal  balance of the
                                                   Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-4 PRINCIPAL DISTRIBUTION AMOUNT:         With  respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a
                                                  Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
                                                  Distribution  Date after  distribution of the Class A Principal  Distribution  Amount and the Sequential Class M
                                                  Principal  Distribution  Amount or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of (a) the remaining  Principal  Distribution  Amount for that Distribution
                                                  Date after  distribution  of the Class A  Principal  Distribution  Amount and the  Sequential  Class M Principal
                                                  Distribution Amount and (b) the excess of (x) the sum of (i) the aggregate  certificate principal balance of the
                                                  Class A Certificates  and Sequential  Class M  Certificates,  after taking into account the  distribution of the
                                                  Class A Principal  Distribution  Amount and the Sequential  Class M Principal  Distribution  Amount and (ii) the
                                                  certificate  principal  balance of the Class M-4 Certificates  immediately  prior to that Distribution Date over
                                                  (y) the lesser of (i) the product of the applicable  Subordination  Percentage and the stated principal  balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (ii) the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to  distributions  to be made on that Distribution Date minus the OC Floor.

 CLASS M-5 PRINCIPAL DISTRIBUTION AMOUNT:         With  respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the  Stepdown  Date if a
                                                  Trigger Event is in effect for that  Distribution  Date, the remaining  Principal  Distribution  Amount for that
                                                  Distribution  Date after  distribution  of the Class A Principal  Distribution  Amount,  the Sequential  Class M
                                                  Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount or (ii) on or after the Stepdown
                                                  Date if a Trigger Event is not in effect for that Distribution  Date, the lesser of (a) the remaining  Principal
                                                  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Sequential Class M Principal  Distribution  Amount and the Class M-4 Principal  Distribution  Amount and (b)
                                                  the  excess of (x) the sum of (i) the  aggregate  certificate  principal  balance  of the Class A  Certificates,
                                                  Sequential  Class M Certificates and Class M-4  Certificates,  after taking into account the distribution of the
                                                  Class A Principal  Distribution  Amount, the Sequential Class M Principal  Distribution Amount and the Class M-4
                                                  Principal  Distribution  Amount  and (ii) the  certificate  principal  balance  of the  Class  M-5  Certificates immediately  prior  to  that  Distribution  Date  over  (y) the  lesser  of (i) the  product  of the  applicable
                                                  Subordination  Percentage  and the stated  principal  balance  of the  Mortgage  Loans  after  giving  effect to distributions  to be made on that  Distribution  Date and (ii) the  aggregate  stated  principal  balance of the
                                                  Mortgage after giving effect to distributions to be made on that Distribution Date Loans minus the OC Floor.

 CLASS M-6 PRINCIPAL DISTRIBUTION AMOUNT:           With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                                                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                                                    Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  the Sequential Class M
                                                    Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount  and the Class M-5  Principal
                                                    Distribution  Amount  or (ii) on or after the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
                                                    Distribution Date, the lesser of (a) the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution  of  the  Class  A  Principal  Distribution  Amount,  the  Sequential  Class  M  Principal
                                                    Distribution  Amount,  the Class M-4 Principal  Distribution  Amount and the Class M-5 Principal  Distribution
                                                    Amount and (b) the excess of (x) the sum of (i) the  aggregate  certificate  principal  balance of the Class A
                                                    Certificates,  Sequential  Class M Certificates,  Class M-4  Certificates  and Class M-5  Certificates,  after taking into account the  distribution of the Class A Principal  Distribution  Amount,  the Sequential  Class M
                                                    Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount  and the Class M-5  Principal
                                                    Distribution  Amount and (ii) the  certificate  principal  balance of the Class M-6  Certificates  immediately prior to that  Distribution  Date  over (y) the  lesser of (i) the  product  of the  applicable  Subordination
                                                    Percentage and the stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-7 PRINCIPAL DISTRIBUTION AMOUNT:           With respect to any  Distribution  Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a
                                                    Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution  Amount for that
                                                    Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  the Sequential Class M
                                                    Principal  Distribution  Amount,  the Class  M-4  Principal  Distribution  Amount,  the  Class  M-5  Principal
                                                    Distribution  Amount and the Class M-6 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger  Event is not in effect  for that  Distribution  Date,  the  lesser of (a) the  remaining  Principal
                                                    Distribution  Amount for that  Distribution  Date after  distribution  of the Class A  Principal  Distribution
                                                    Amount, the Class M-1S Principal  Distribution Amount, the Class M-2S Principal Distribution Amount, the Class
                                                    M-3S Principal  Distribution  Amount,  the Class M-4 Principal  Distribution  Amount,  the Class M-5 Principal
                                                    Distribution  Amount and the Class M-6 Principal  Distribution Amount and (b) the excess of (x) the sum of (i)
                                                    the aggregate  certificate  principal  balance of the Class A Certificates,  Sequential  Class M Certificates,
                                                    Class M-4  Certificates,  Class M-5  Certificates  and Class M-6  Certificates,  after taking into account the distribution  of the Class A Principal  Distribution  Amount,  the Sequential  Class M Principal  Distribution
                                                    Amount,  the Class M-4 Principal  Distribution  Amount,  the Class M-5 Principal  Distribution  Amount and the
                                                    Class  M-6  Principal  Distribution  Amount  and (ii) the  certificate  principal  balance  of the  Class  M-7
                                                    Certificates  immediately  prior to that  Distribution  Date  over (y) the  lesser of (i) the  product  of the applicable  Subordination  Percentage  and the stated  principal  balance of the  Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date minus the OC
                                                    Floor.

 CLASS M-8 PRINCIPAL DISTRIBUTION AMOUNT:           With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
                                                    Trigger Event is in effect for that Distribution Date, the remaining Principal  Distribution Amount for that
                                                    Distribution Date after  distribution of the Class A Principal  Distribution  Amount, the Sequential Class M
                                                    Principal  Distribution  Amount,  the Class  M-4  Principal  Distribution  Amount,  the Class M-5  Principal
                                                    Distribution  Amount, the Class M-6 Principal  Distribution Amount and the Class M-7 Principal  Distribution
                                                    Amount  or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution
                                                    Date,  the  lesser of (a) the  remaining  Principal  Distribution  Amount for that  Distribution  Date after distribution of the Class A Principal  Distribution  Amount,  the Sequential Class M Principal  Distribution
                                                    Amount, the Class M-4 Principal  Distribution Amount, the Class M-5 Principal Distribution Amount, the Class
                                                    M-6 Principal  Distribution Amount and the Class M-7 Principal Distribution Amount and (b) the excess of (x)
                                                    the sum of (i) the aggregate certificate  principal balance of the Class A Certificates,  Sequential Class M
                                                    Certificates,  Class  M-4  Certificates,  Class  M-5  Certificates,  Class  M-6  Certificates  and Class M-7
                                                    Certificates,  after taking into account the distribution of the Class A Principal  Distribution Amount, the
                                                    Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the Class
                                                    M-5  Principal  Distribution  Amount,  the Class M-6 Principal  Distribution  Amount and Class M-7 Principal
                                                    Distribution  Amount and (ii) the certificate  principal  balance of the Class M-8 Certificates  immediately prior to that  Distribution  Date over (y) the  lesser of (i) the  product of the  applicable  Subordination
                                                    Percentage and the stated  principal  balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (ii) the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-9 PRINCIPAL DISTRIBUTION AMOUNT:           With respect to any  Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a
                                                    Trigger Event is in effect for that Distribution Date, the remaining Principal  Distribution Amount for that
                                                    Distribution Date after  distribution of the Class A Principal  Distribution  Amount, the Sequential Class M
                                                    Principal  Distribution  Amount,  the Class  M-4  Principal  Distribution  Amount,  the Class M-5  Principal
                                                    Distribution  Amount,  the Class M-6 Principal  Distribution  Amount,  the Class M-7 Principal  Distribution
                                                    Amount and the Class M-8  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger
                                                    Event is not in effect for that Distribution  Date, the lesser of (a) the remaining  Principal  Distribution
                                                    Amount for that  Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  the
                                                    Sequential Class M Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the Class
                                                    M-5 Principal  Distribution  Amount,  the Class M-6 Principal  Distribution  Amount, the Class M-7 Principal
                                                    Distribution  Amount and the Class M-8  Principal  Distribution  Amount and (b) the excess of (x) the sum of
                                                    (i)  the  aggregate  certificate  principal  balance  of  the  Class  A  Certificates,  Sequential  Class  M
                                                    Certificates,   Class  M-4  Certificates,   Class  M-5  Certificates,  Class  M-6  Certificates,  Class  M-7
                                                    Certificates  and  Class M-8  Certificates,  after  taking  into  account  the  distribution  of the Class A
                                                    Principal  Distribution  Amount,  the  Sequential  Class M  Principal  Distribution  Amount,  the  Class M-4
                                                    Principal  Distribution  Amount,  the Class  M-5  Principal  Distribution  Amount,  the Class M-6  Principal
                                                    Distribution  Amount, the Class M-7 Distribution Amount and the Class M-8 Principal  Distribution Amount and
                                                    (ii) the certificate principal balance of the Class M-9 Certificates  immediately prior to that Distribution
                                                    Date over (y) the  lesser of (i) the  product  of the  applicable  Subordination  Percentage  and the stated
                                                    principal  balance  of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made  on  that
                                                    Distribution  Date and (ii) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 ALLOCATION OF LOSSES:                              Any realized losses will be allocated in the following order of priority:
                                                  (i)      To Excess Cash Flow for the related Distribution Date;
                                                  (ii)     To the overcollateralization amount, until it has been reduced to zero;

                                                  (iii)    To the Class M-9  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (iv)     To the Class M-8  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (v)      To the Class M-7  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (vi)     To the Class M-6  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (vii)    To the Class M-5  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (viii)   To the Class M-4  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

                                                  (ix)     To the Class M-3S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                                  (x)      To the Class M-2S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

                                                  (xi)     To the Class M-1S  Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero; and,

                                                  (xii)    To the Class A Certificates on a pro rata basis,  until the  certificate  principal  balances  thereof have been reduced to zero.

  STEPDOWN DATE:                                   The earlier to occur of (i) the Distribution  Date immediately  succeeding the Distribution Date on which the aggregate  certificate  principal  balance of the Class A  Certificates  has been reduced to zero or (ii) the later to occur of (x) the  Distribution  Date in May 2010 and (y) the  first  Distribution  Date on which the
                                                   Senior Enhancement Percentage is greater than or equal to the Specified Enhancement Percentage.

  SPECIFIED ENHANCEMENT PERCENTAGE:                The Specified Enhancement Percentage is approximately 53.70%.

 PRELIMINARY PROSPECTUS SUPPLEMENT:                The Offered  Certificates  will be offered pursuant to a Preliminary  Prospectus  Supplement which includes a
                                                   Base Prospectus.  Additional  information with respect to the Offered  Certificates and the Mortgage Loans is
                                                   contained in the Preliminary Prospectus Supplement.

 SWAP AGREEMENT:                                  On the Closing Date,  the  Supplemental  Interest Trust Trustee will enter into a Swap Agreement with the Swap
                                                  Counterparty  as  described  in the  prospectus  supplement.  Under  the Swap  Agreement,  on or  before  each
                                                  Distribution  Date commencing with the Distribution  Date in May 2007 and ending with the Distribution Date in
                                                  April 2011 the  Supplemental  Interest Trust Trustee on behalf of the  supplemental  interest trust,  shall be obligated to pay to the Swap Counterparty a fixed amount for that  Distribution  Date, equal to the product of
                                                  (x) a fixed rate equal to  approximately  5.25% per annum, (y) the Swap Notional Amount (as defined below) for that Distribution Date and (z) a fraction,  the numerator of which is 30 (or, for the first Distribution Date, the number of days elapsed from and  including the  effective  date (as defined in the Swap  Agreement) to but excluding the first Distribution Date,  determined on a 30/360 basis) and the denominator of which is 360, and the Swap  Counterparty  will be obligated to pay to the Supplemental  Interest Trust Trustee (on behalf of the supplemental  interest  trust) a  floating  amount for that  Distribution  Date,  equal to the  product of (x)
                                                  One-Month LIBOR, as determined pursuant to the Swap Agreement,  for the related calculation period (as defined in the Swap Agreement),  (y) the Swap Notional Amount (as defined below) for that Distribution Date, and (z) a fraction,  the numerator of which is equal to the actual number of days in the related  calculation period and the denominator of which is 360.

                                                  Funds on deposit in the Swap Account,  to the extent such amounts  constitute Net Swap Payments payable to the
                                                  Swap Counterparty,  will be distributed from any available funds prior to distributions on the certificates on each related Swap Payment Date to cover,  first, Net Swap Payments due to the Swap  Counterparty  and, second, any Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger  Event.  Funds on deposit in the Swap
                                                  Account,  to the extent such amounts  constitute Net Swap Payments payable to the supplemental  interest trust are  distributed to the Class A Certificates  and Class M Certificates  through Excess Cash Flow (as described above).  For each  Distribution  Date,  the "Swap Notional  Amount" will be equal to the Notional  Balance set forth below.  The Swap Agreement and any payments made by the Swap  Counterparty  thereunder will be assets of the supplemental interest trust but will not be assets of any REMIC.

                                                  Upon early termination of the Swap Agreement,  the supplemental interest trust or the Swap Counterparty may be liable to make a termination  payment (the  "Swap  Termination  Payment ") to the other party  (regardless  of which party caused the  termination).  The Swap  Termination  Payment will be computed in accordance  with the procedures set forth in the Swap  Agreement.  In the event that the  Supplemental  Interest Trust Trustee,  on behalf of the supplemental  interest trust, is required to make a Swap Termination Payment,  that payment will be paid on the related Distribution Date, and on any subsequent  Distribution Date until paid in full, and, if such Swap Termination  Payment is not due as a result of the occurrence of a Swap  Counterparty  Trigger Event
                                                  (as defined in the Swap Agreement), such payment will be made prior to distributions to Certificateholders.

--------------- ------------------------------- -------------- -------------------------------
    PERIOD           NOTIONAL BALANCE ($)          PERIOD           NOTIONAL BALANCE ($)
--------------- ------------------------------- -------------- -------------------------------
      1                            235,625,000       33                            20,875,000
      2                            232,409,000       34                            19,826,000
      3                            228,343,000       35                            17,186,000
      4                            223,429,000       36                            16,295,000
      5                            217,679,000       37                            15,784,000
      6                            211,121,000       38                            15,288,000
      7                            203,814,000       39                            14,805,000
      8                            195,830,000       40                            14,336,000
      9                            187,349,000       41                            13,880,000
      10                           178,694,000       42                            13,437,000
      11                           170,007,000       43                            13,006,000
      12                           161,699,000       44                            12,589,000
      13                           153,770,000       45                            12,183,000
      14                           146,204,000       46                            11,789,000
      15                           138,985,000       47                            11,407,000
      16                           132,072,000       48                            11,036,000
      17                                           49 and
                                   125,466,000   thereafter                                 0
      18                           118,978,000
      19                           111,899,000
      20                            96,525,000
      21                            79,380,000
      22                            55,599,000
      23                            31,273,000
      24                            28,145,000
      25                            26,114,000
      26                            24,235,000
      27                            22,636,000
      28                            21,136,000
      29                            26,683,000
      30                            25,680,000
      31                            24,666,000
      32                            22,702,000
--------------- ------------------------------- -------------- -------------------------------

                                                        RATING AGENCY CONTACTS

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 MOODY'S:                                             Peter Genis                                                                 (212) 553-7764
 S&P:                                                 Sharif Mahdavian                                                            (212) 438-2412
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